Lazard Capital Markets 8th Annual
Healthcare Conference
November 16, 2011

Forward-Looking Statements
Forward-looking Statements
Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the
Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted in the Investor Relations section of our Web site at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.
Important Additional Information
On September 7, 2011, Philadelphia Acquisition Sub, Inc. ("Purchaser"), a wholly owned subsidiary of Omnicare, Inc. ("Omnicare"), commenced a tender offer to purchase all issued and outstanding shares of common stock, par value $0.01 per share (together with the associated preferred share purchase rights, the
"Shares") of PharMerica Corporation ("PharMerica") at a price of $15.00 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").  The Offer is scheduled to expire at 5:00 p.m., New York City time, on December 2, 2011, unless extended.  If the Offer is extended, Omnicare will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day following the date the Offer was scheduled to expire.  The Offer is conditioned on, among other things, there being validly tendered and not withdrawn at least a majority of the total number of Shares outstanding on a fully diluted basis, the board of directors of PharMerica redeeming or invalidating its
"poison pill" stockholder rights plan, receipt of regulatory approvals and other customary closing conditions as described in the Offer to Purchase. The Offer is not subject to any financing contingencies.
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, Letter of Transmittal and other related tender offer materials) that was filed on September 7, 2011 by Omnicare and Purchaser with the SEC.  These materials, as they may be amended from time to time, contain important information, including the terms and conditions of the Offer, that should be read carefully before any decision is made with respect to the Offer.  Investors and security holders of PharMerica are able to obtain free copies of these documents and other documents filed with the SEC by Omnicare through the web site maintained by the SEC at
http://www.sec.gov or by directing a request to the Corporate Secretary of Omnicare, Inc., 100 East RiverCenter Boulevard, Suite 1600, Covington, Kentucky
41011.  Free copies of any such documents can also be obtained by directing a request to Omnicare's information agent, D.F. King & Co., Inc., by phone at
(212) 269-5550 or toll-free at (800) 769-7666 or by email at info@dfking.com.

Omnicare Today…
A Leading Provider of Pharmacy Services
• Long-term care pharmacy
 – Pharmacy services for skilled nursing,
 assisted living, chronic care and other settings
 – 47 states, District of Columbia and Canada
 – Dispenses over 110 million prescriptions/year
 – Industry leader
• Specialty care
 – Supports patients, providers, care-givers,
 nurses, physicians and bio-pharmaceutical
 companies
 – Dispenses over 8 million prescriptions/year
 – Emerging provider with growth rates
 outpacing industry average
Long-term care pharmacy and specialty care provide two attractive platforms for growth

Transitioning to an Operations-Driven Company
Establishing Consistent Organic Growth in LTC
• Focus on customer retention
 – Revamp corporate culture, increase employee engagement
 – Align incentive programs with customer service to improve retention
 – Reshape the organization to bring it closer to the customer
 – Organization-wide focus on the customer
 – Objective is to a achieve 95% customer retention rate
• Investments being made to accelerate sales results
 – Reorganization of sales force - improve coordination of selling process
 – Investments in sales tools, training programs
 – Deploy resources in attractive markets
 – Refine go-to-market message

Omnicare is further along with efforts to improve service delivery, with sales and marketing investments now underway

Quarterly Net Organic Bed Loss 2011 vs. 2010
0
(8,000)
(16,000)
(24,000)
(15,120)
(8,595)
(23,612)
(10,236)
56.6% better than 2010
(14,576)
(8,071)
44.6% better than 2010
Q1
Q2
Q3
2010 Net Organic Bed Loss
2011 Net Organic Bed Loss

Omnicare

3Q11 YTD net organic bed loss is 49.5% lower than 3Q10 YTD
Transitioning to an Operations-Driven Company
Establishing Consistent Organic Growth in LTC

43.2%
better than
2010

Transitioning to an Operations-Driven Company
Repositioning Specialty Care Group for Elevated Growth
Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:
•Continued improvements to the organizational structure
 – Investments made in manufacturer-focused sales organization
 – Platform-specific experts added to expand breadth of knowledge
•Expanding into other specialty-focused platforms
•Penetrating additional disease states in specialty pharmacy platform
 – Primary disease states currently multiple sclerosis and oncology
•Leveraging long-term care business to create new opportunities
Two-year CAGR(1) for Omnicare’s specialty care businesses > 20%
(1) Quarterly revenues based on fourth quarter 2009 results for Advanced Care Scripts, RxCrossroads and excelleRx
 (as compared with third-quarter 2009 results)

- Effective deployment of existing automation technologies
- New automated process for spoke pharmacies and more extensive product forms (pilot)

- Capitalize on scale with non-drug purchases

Omnicare

Transitioning to an Operations-Driven Company
Creating More Standardization
• Technological advancements
 – On-site medication availability technology
 (pilot)
• Establish benchmarks
 – Performance targets drives greater
 efficiencies
 – Six Sigma quality standards
• Strategic Sourcing
 – Leverage assets to maximize efficiencies

- Significant population mix shift towards seniors

Aged 65 - 84
Aged 85+
In Millions
88
66
44
22
0
2010
2015
2020
2025
2030
2035
2040
2045
2050

Omnicare

Demographic Trends
Aging Population Shaping US Healthcare System
• Life expectancy continues to lengthen
Source: U.S. Census Bureau

Persons over age 85 more likely to reside in a skilled nursing facility

Generic Dispensing Rate(1)
80.0%
75.0%
70.0%
65.0%
60.0%
78.0%
64.8%
2007
2008
2009
2010
3Q11 YTD

- *Omnicare #1 generic buyer in LTC channel*
- *Higher gross profit rate and dollars*
- *Favorable impact on working capital*

Omnicare

Pharmaceutical Market Dynamics
Increasing Utilization of Generics
(1) Omnicare’s generic prescriptions dispensed as a percent of total scripts

Generic dispensing rate has increased every quarter since 2006

Financial Elements
Third Quarter 2011 Highlights
• Gross profit increased 2.9% sequentially to $346.1M on 0.7% decrease in sales
 – Gross margin sequentially higher by 79 bps to 22.4%, reflecting higher generic dispensing rates
• Cash flows from continuing operations of $167.1M increased 22.1% sequentially and 43.7% over 3Q10.
•  Adjusted EBITDA(1) increased 7.5% sequentially to $157.2 million
• Adjusted EPS(1) of $0.54 as compared to 2Q11 of $0.50 and 3Q10 of $0.53
• Scripts flat versus 3Q10; 0.7% lower than 2Q11
 – Utilization weaker, consistent with industry
 – Generic dispensing rate increased 60 basis points sequentially
• Qtr. ending number of beds/patient assistance program (PAP) patients up 2,000 sequentially
 – Beds 10,000 higher; PAP patients down 8,000
 – Net organic bed loss of 8,000 decreased 27.3% from 2Q11 organic net bed loss of
 11,000, and decreased 46.7% from 3Q10 organic net bed loss of 15,000
• $54.6 million returned to shareholders through share repurchases and dividends

(1) Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.

200
150
100
50
0
$117.8
$143.9
$35.3
$136.9
$116.4
$167.1
Q1
Q2
Q3
2010
2011

- *3Q11 YTD cash flow from continuing operations of $447.9 million is 66.2% higher than 3Q10 YTD*

Omnicare

Financial Elements
Focus on Cash Flow

• 17.5% cash flow from operations yield based on current market capitalization(2)
Quarterly Cash Flows from Continuing Operations(1) 2011 vs. 2010 (in $ millions)
(1) Excludes discontinued operations.
(2) As of the close of trading on 10/31/2011

Innovation leader
Operations-driven team
Multiple growth platforms
Solid financial position
Strong cash flow characteristics
Committed to enhancing shareholder value

Omnicare

Omnicare’s Fundamental Value Drivers

Lazard Capital Markets 8th Annual
Healthcare Conference
November 16, 2011